Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND
EMERGING MARKETS EQUITY SELECT ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 11, 2021

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, in order to comply with Executive Order 13959 (including any amendment or supplement to such order) regarding securities investments that finance Communist Chinese Military Companies (the “Executive Order”), certain securities impacted by the Executive Order (“Prohibited Securities”) have been, or will be, removed from each Fund’s portfolio, as applicable.

Certain additional securities may be identified as Prohibited Securities in the future, and the Funds may be forced sell such additional securities. Certain securities that are designated as Prohibited Securities may have less liquidity as a result of such designation and the market price of such Prohibited Securities may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.

Additionally, certain Prohibited Securities that have been, or will be, sold by a Fund may not be immediately removed from the Fund’s corresponding Index. This disparity between a Fund’s portfolio and its Index constituents could result in tracking error and a greater difference between the Fund’s performance and the performance of the Index for any period during which a Prohibited Security remains in a Fund’s Index.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE